Exhibit 32

     Chief Executive Officer and Principal Financial Officer Certification

                           CERTIFICATION PURSUANT TO
                            18U.S.C., SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Each of the  undersigned  hereby  certifies,  in accordance  with 18 U.S.C.
Section 1350 (as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002), in his capacity as an officer of Senior Optician Service, Inc., (the "Company"), that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2007 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: November 14, 2007
                                                       /s/ Patrick Downey
                                                       ------------------
                                                       Patrick Downey
                                                       CEO/CFO